SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

Smith & Wesson Holding Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-31552 (Commission File Number)	87-0543688 (I.R.S. Employer Identification No.)

14500 N. Northsight Blvd., Suite 116
Scottsdale, Arizona 85260
(Address of principal executive offices)

480.949.9700
(Registrant’s telephone number, including area code)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2003, Smith & Wesson Holding Corporation issued a press release announcing its expected results of operations for the fiscal year ended April 30, 2003, that the filing of its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2003 has been delayed, that it has engaged its independent accountants to re-audit the fiscal year 2002 and that it will restate its financial statements for the fiscal year 2002. A copy of the press release is attached as an exhibit to this report.

The information in this Current Report, including the accompanying exhibit, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 13, 2003

SMITH & WESSON HOLDING CORPORATION, a Nevada corporation

By:	/s/ Mitchell A. Saltz

Mitchell A. Saltz, CEO, Director

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 13, 2003, issued by Smith & Wesson Holding Corp.